INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-98474 of Owosso Corporation on Form S-8 and Registration Statement
No. 33-99526 of Owosso Corporation on Form S-3 of our report dated December 5, 1996, appearing in this Annual Report on Form 10-K of Owosso Corporation for the year ended October 27, 1996.





DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
January 23, 1997